                                                                    Exhibit 10.1

        SECOND AMENDMENT, REINSTATEMENT AND EXTENSION OF FIRST
          AMENDED AND RESTATED LIMITED FORBEARANCE AGREEMENT

          THIS SECOND AMENDMENT, REINSTATEMENT AND EXTENSION OF FIRST AMENDED AND RESTATED LIMITED FORBEARANCE AGREEMENT (this "Second Amendment") is dated as of May 1, 2002, among PINNACLE TOWERS INC., a Delaware corporation (the "Borrower"), the Parent, each of their Subsidiaries (the Borrower, the Parent and their Subsidiaries, each a "Loan Party" and collectively, the "Loan Parties") the several Lenders (as such term is defined in the hereinafter described Credit Agreement) parties to this Second Amendment, and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").

                                R E C I T A L S:

          A. The Borrower, the Administrative Agent, and the several Lenders parties thereto entered into that certain Fifth Amended and Restated Credit Agreement, dated as of September 17, 1999 (as amended through the date hereof and as may be further amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time, the "Credit Agreement").

          B. The Borrower advised the Lenders in connection with that certain First Amended and Restated Limited Forbearance Agreement dated as of March 8, 2002, as amended by the First Amendment to First Amended and Restated Forbearance Agreement dated as of April 12, 2002 (the "Forbearance Agreement") that the Defaults and Events of Default set forth on the attached Schedule I (the "Existing Defaults") occurred as evidenced by the Borrower's delivery of a Compliance Certificate on November 14, 2001 and on February 14, 2002, among other things.

          C. The Borrower has advised the Lenders that the Existing Defaults continue to exist. The Borrower has advised the Administrative Agent that there are no other Defaults or Events of Default except those set forth on Schedule I hereto.

          D. As a result of Borrower's failure to deliver to Administrative Agent an extension of that certain commitment letter described in Section 2(v) of the First Amendment and Extension to the First Amended and Restated Limited Forbearance Agreement dated as of April 12, 2002 (such extension having now been delivered), the First Amended and Restated Forbearance Agreement dated as of March 8, 2002 expired by its own terms.

          E. The Borrower has requested that the Lenders agree to amend, reinstate and extend the Forbearance Agreement and to forbear from exercising certain rights available to them as a result of the Existing Defaults by the Borrower, and the Lenders have agreed to do so on the terms set forth herein.

          NOW, THEREFORE, subject to compliance with the Forbearance Agreement as amended hereby, and in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained, the parties hereto agree hereby as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Forbearance Agreement.

         SECTION 2. AMENDMENT AND RESTATEMENT OF SECTION 2 OF THE FORBEARANCE AGREEMENT. Section 2 of the Forbearance Agreement is hereby amended and restated in its entirety as follows:

                  SECTION 2. LIMITED FORBEARANCE. The Borrower has requested that the Administrative Agent and the Lenders forbear from exercising the rights and remedies available to them as a result of the Existing Defaults during the period from the date hereof to and including May 10, 2002. The Administrative Agent and the Lenders hereby agree to forbear from exercising the rights and remedies available to them as a result of the Existing Defaults, including the right to demand default interest under Section 2.08 of the Credit Agreement, commencing on the earliest date each of the conditions precedent set forth in Section 10 hereof have been satisfied to, and (so long as none of the events specified in subsections 2(i) through 2(iv) below has occurred) through, the Termination Date (as defined below), subject to the terms of this Agreement and subject to the occurrence of no further Default or Event of Default either pursuant to the Sections of the Credit Agreement subject to the Existing Defaults or otherwise. Upon the earlier of (i) the occurrence of any Default or Event of Default, other than the Existing Defaults, (ii) the filing of, or exercise by, or the taking of any other action by Borrower, the Parent or any of their Subsidiaries or by any third party of any right or remedy under any Debtor Relief Law with respect to the Borrower, the Parent or any of their Subsidiaries, (iii) the payment by the Borrower of any Distribution to the Parent or their Subsidiaries, or any Restricted Payment in connection with the Subordinated Notes, the Subordinated Notes Documentation, the Parent Senior Notes or the Parent Senior Note Documentation prohibited by Section 7 hereof, (iv) the failure of Borrower to initiate a wire transfer of immediately available funds to reimburse Administrative Agent within two business hours of a request by Administrative Agent for payment in connection with a drawn Letter of Credit, or (v) May 10, 2002 (the "Termination Date"), the Administrative Agent's and the Lenders' agreement herein to forbear from exercising the rights and remedies available to them as the result of the Existing Defaults shall immediately terminate, and the Administrative Agent and the Lenders shall be entitled immediately to exercise any and all rights and remedies available under the Credit Agreement and any other Loan Paper, at law, in equity, or otherwise, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Borrower. The Borrower and the Lenders hereby acknowledge Borrower's noncompliance with the Credit Agreement as a result of the Existing Defaults and acknowledge that this Agreement constitutes notice thereof and waive any and all further notices with respect thereto. The agreement of the Administrative Agent and the Lenders herein shall not constitute a waiver of any Default or Event of Default including without limitation, the Existing Defaults. The Borrower hereby acknowledges that the Lenders have no obligation to make Revolver Advances, Swingline Advances or issue Letters of Credit or otherwise advance any funds to the Borrower as a result of Borrower's termination of (i) the Commitment, (ii) the Swingline Commitment and (iii) the Letter of Credit Commitment, each on December 12, 2001. Notwithstanding any provision in the Credit Agreement or any other Loan Paper to the contrary, the parties hereto expressly acknowledge and agree that, the Administrative Agent may renew (but not increase) Letters of Credit in existence as of the date hereof until the earlier of (i) the Termination Date, (ii) the Administrative Agent is otherwise directed in writing by Majority Lenders or (iii) the Borrower, the Parent or any of their Subsidiaries is granted relief under any Debtor Relief Laws. Notwithstanding any provision in the Credit Agreement or any other Loan Paper, the parties hereto expressly acknowledge and agree that, any draw under any Letter of Credit during the term of this Agreement shall immediately and automatically result in an obligation for the Borrower to reimburse the Administrative Agent for any such draw (which reimbursement obligation may not be paid by the Borrower with the proceeds of a Revolver Advance). Failure of the Borrower to initiate a wire transfer to reimburse the Administrative Agent in immediately available funds for any such draw within 2 business hours after receipt of notice of such draw shall constitute an Event of Default hereunder and under the Credit Agreement (such reimbursement then to be effected by payment in full from the Cash Collateral Account or by wire transfer of immediately available funds, or any combination of the foregoing). The parties hereto expressly acknowledge and agree that the agreement of the Borrower in the preceding three sentences does not affect or abrogate any of the obligations of the Lenders to the Administrative Agent to participate in any such draws under the Letter of Credit in accordance with the terms of the Credit Agreement. The parties hereto further expressly acknowledge and agree that the agreements of the Administrative Agent and the Lenders herein shall not in any manner restrict or impair any rights or remedies available to them with respect to any Persons other than the Borrower and other Persons guaranteeing the Obligations or providing collateral security therefor. Notwithstanding the forbearance contained in this Agreement, the issuance of a payment blockage notice by the Administrative Agent or any of the other Lenders to the Borrower and/or to the Trustee under the Subordinated Notes Indenture (as provided for in Section 5.5 of the Subordinated Notes Indenture) shall not be deemed to be an exercise of any right or remedy under the Credit Agreement or any of the other the Loan Papers, or the exercise of any right or remedy otherwise available at law or in equity, and shall not be prohibited by any provision of this Agreement.

         SECTION 3. AMENDMENT AND RESTATEMENT OF SECTION 6(i) OF THE FORBEARANCE AGREEMENT. Section 6(i) of the Forbearance Agreement is hereby amended and restated in its entirety as follows:

         (i) make any Capital Expenditure or acquisition, except the purchase of immaterial office supplies and equipment from time to time and other Capital Expenditures made during the period from November 16, 2001 through the Termination Date in an amount not more than $6,860,000 in the aggregate.

         SECTION 4. CONDITIONS PRECEDENT. The parties hereto agree that no provision of this Second Amendment shall be effective until (a) the Administrative Agent shall have received a copy of this Second Amendment executed and delivered by each of the Loan Parties made signatory hereto and by each Lender required by the Credit Agreement for the effectiveness of such provision hereof, (b) the Administrative Agent shall have received all accrued and unpaid interest up to the Effective Date of this Second Amendment in connection with Section 3(a) of the Forbearance Agreement and (c) all fees and expenses in connection with the Loan Papers, including this Second Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this Second Amendment by Administrative Agent, including, without limitation, the fees and expenses of Winstead Sechrest & Minick P.C., local counsel and Deloitte Consulting, shall have been paid.

         SECTION 5. OTHER AGREEMENTS.

     (a) Except as specifically modified by this Second Amendment, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Papers remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Second Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Paper. Without limiting the generality of the foregoing, the forbearance provided by this Second Amendment shall not be deemed to constitute a waiver of compliance or consent to noncompliance by any of the Loan Parties with respect to any other term, provision, condition or covenant of the Credit Agreement or other Loan Papers.

     (b) The parties hereto agree that in connection with the Asset Sale Consent Agreement dated as of February 28, 2002 (the "Consent Agreement"), which granted the Borrower or its Subsidiaries permission to sell the Oldsmar rental building, described as Site Number 0324-009 on Schedule I thereof, for gross cash proceeds of no less than $3.1 million, the Consent Agreement is hereby amended to allow the Borrower or its Subsidiaries to sell such property provided that the gross cash proceeds related to such asset sale are not less than $2.8 million.

         SECTION 6. PARTIES TO THIS SECOND AMENDMENT. For purposes of the benefit of all of the Collateral securing the Obligations, the Canada Lender and each Bank Affiliate which is a party to any Interest Rate Protection Agreement are hereby deemed to be lender parties to the Credit Agreement and this Second Amendment.

         SECTION 7. RELEASE.

         (a) Borrower, the Parent, and each of their Subsidiaries (collectively, the "Borrower Parties") hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective Affiliates, Bank Affiliates and Subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, financial advisors, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which any Borrower Party ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Second Amendment and which were in any manner related to any of the Loan Papers or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto (collectively, the "Borrower Claims").

         (b) Each Borrower Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any of the Borrower Claims which may have arisen at any time on or prior to the date of this Second Amendment and were in any manner related to any of the Loan Papers.

         (c) The agreements of each Borrower Party set forth in this Section 7 shall survive termination of this Second Amendment and the other Loan Papers.

         SECTION 8. MISCELLANEOUS.

         (a) RATIFICATION AND CONFIRMATION OF LOAN PAPERS. Except as specifically modified by this Second Amendment, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Papers remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Second Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Paper. Without limiting the generality of the foregoing, the forbearance provided by this Second Amendment shall not be deemed to constitute a waiver of compliance or consent to noncompliance by any of the Loan Parties with respect to any other term, provision, condition or covenant of the Credit Agreement or other Loan Papers.

         (b) AFFIRMATION OF GUARANTEES. Notwithstanding that such consent is not required thereunder, the Parent, the Borrower and the Subsidiaries of the Parent and the Borrower hereby consent to the execution and delivery of this Second Amendment by the parties hereto and reaffirm their respective obligations under each of their respective Guaranties.

         (c) LIENS. The Parent, the Borrower and the Subsidiaries agree hereby that all Liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Obligations including but not limited to those under the Loan Papers are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations, and this Second Amendment shall not affect the priority of such Liens. Nothing in this Second Amendment shall in any manner diminish, impair or extinguish any of the Liens securing the Obligations, the Guaranties, or the other Loan Papers or be construed as a novation in any respect.

         (d) HEADINGS. Section and subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.

         (e) APPLICABLE LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         (f) COUNTERPARTS, BINDING EFFECT AND EFFECTIVE DATE. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Second Amendment constitutes the legal, valid and binding obligations of each signatory hereto and such obligations shall survive the assignment of such obligations and be binding on each assignee with respect to such signatory's obligations hereunder. The Effective Date shall occur when the conditions precedent set forth in
Section 4 of this Second Amendment have been satisfied in full with respect to any provision of this Second Amendment (the "Effective Date").

         (g) FINAL AGREEMENT. THIS SECOND AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN PAPERS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the day and year first above written.

         THE BORROWER:

                                       PINNACLE TOWERS INC.


                                       -----------------------------------------
                                       By:  William T. Freeman
                                       Its: Chief Financial Officer

                                            and Vice President

                          ADMINISTRATIVE AGENT:


                          BANK OF AMERICA, N.A.,
                          as Administrative Agent

                            ________________________________________
                          By:_______________________________________
                          Its: _____________________________________

                          BANK OF AMERICA CANADA HAS EXECUTED THIS

                          SECOND AMENDMENT BELOW FOR THE SOLE PURPOSE

                          OF SECTION 6 OF THIS SECOND AMENDMENT:

                          BANK OF AMERICA CANADA, a Canadian
                          chartered bank


                            ________________________________________
                          By:_______________________________________
                          Its: _____________________________________

                          LENDERS:

                          BANK OF AMERICA, N.A., individually as a
                          Lender

                            ________________________________________
                          By:_______________________________________
                          Its: _____________________________________

                          FLEET NATIONAL BANK (f/k/a
                          BANKBOSTON, N.A.)

                            ________________________________________
                          By:_______________________________________
                          Its: _____________________________________

                          BANKERS TRUST COMPANY

                            ________________________________________
                          By:_______________________________________
                          Its: _____________________________________

                          SOCIETE GENERALE

                            ________________________________________
                          By:_______________________________________
                          Its: _____________________________________

                          UNION BANK OF CALIFORNIA, N.A.

                            ________________________________________
                          By:_______________________________________
                          Its: _____________________________________

                          KEY CORPORATE CAPITAL INC.

                            ________________________________________
                          By:_______________________________________
                          Its: _____________________________________

                          COBANK, ACB

                            ________________________________________
                          By:_______________________________________
                          Its: _____________________________________

                          CREDIT LYONNAIS NEW YORK BRANCH

                            ________________________________________
                          By:_______________________________________
                          Its: _____________________________________

                          THE BANK OF NOVA SCOTIA

                            ________________________________________
                          By:_______________________________________
                          Its: _____________________________________

                          DRESDNER BANK AG NEW YORK & GRAND
                          CAYMAN BRANCHES


                            ________________________________________
                          By:_______________________________________
                          Its: _____________________________________

                            ________________________________________
                          By:_______________________________________
                          Its: _____________________________________

                          U.S. BANK NATIONAL ASSOCIATION (f/k/a
                          FIRSTAR BANK, N.A. f/k/a MERCANTILE
                          BANK NATIONAL ASSOCIATION)

                            ________________________________________
                          By:_______________________________________
                          Its: _____________________________________

                          IBM CREDIT CORPORATION


                            ________________________________________
                          By:_______________________________________
                          Its: _____________________________________

                          THE CIT GROUP/EQUIPMENT FINANCING,
                          INC.

                            ________________________________________
                          By:_______________________________________
                          Its: _____________________________________

                          ALLFIRST BANK

                            ________________________________________
                          By:_______________________________________
                          Its: _____________________________________

                                        GOLDMAN SACHS CREDIT PARTNERS, L.P.

                                        ---------------------------------------
                                        By:
                                             ----------------------------------
                                        Its:
                                             ----------------------------------

                                        HELLER FINANCIAL, INC.

                                        ---------------------------------------
                                        By:
                                             ----------------------------------
                                        Its:
                                             ----------------------------------

                                        PILGRIM PRIME RATE TRUST

                                        By:    ING Pilgrim Investments,
                                               as its investment manager

                                        ---------------------------------------
                                        By:
                                             ----------------------------------
                                        Its:
                                             ----------------------------------

                                        PPM SPYGLASS FUNDING TRUST

                                        ---------------------------------------
                                        By:
                                             ----------------------------------
                                        Its:
                                             ----------------------------------

                                        MORGAN STANLEY DEAN WITTER PRIME
                                        INCOME TRUST

                                        ---------------------------------------
                                        By:
                                             ----------------------------------
                                        Its:
                                             ----------------------------------

                                        ENDURANCE CLO I, LTD

                                        C/o ING Capital Advisors LLC, as
                                        Portfolio Manager

                                        ---------------------------------------
                                        By:
                                             ----------------------------------
                                        Its:
                                             ----------------------------------

                                        KZH ING-2 LLC

                                        ---------------------------------------
                                        By:
                                             ----------------------------------
                                        Its:
                                             ----------------------------------

                                        SEQUILS-ING I (HBDGM), LTD.

                                        By:    ING Capital Advisors LLC,
                                               Collateral Manager and
                                               Authorized signatory

                                        ---------------------------------------
                                        By:
                                             ----------------------------------
                                        Its:
                                             ----------------------------------

                                        TORONTO DOMINION (NEW YORK), INC.

                                        ---------------------------------------
                                        By:
                                             ----------------------------------
                                        Its:
                                             ----------------------------------

                                        SEQUILS PILGRIM I, LTD.

                                        By:    ING Pilgrim Investments,
                                               as its investment manager

                                        ---------------------------------------
                                        By:
                                             ----------------------------------
                                        Its:
                                             ----------------------------------

                                        WEBSTER BANK

                                        ---------------------------------------
                                        By:
                                             ----------------------------------
                                        Its:
                                             ----------------------------------

                                        ARCHIMEDES FUNDING III, Ltd.

                                        By:    ING Capital Advisors LLC,
                                               as Collateral Manager

                                        ---------------------------------------
                                        By:
                                             ----------------------------------
                                        Its:
                                             ----------------------------------

                                        SALOMON BROTHERS HOLDING COMPANY
                                        INC.

                                        ---------------------------------------
                                        By:
                                             ----------------------------------
                                        Its:
                                             ----------------------------------

Accepted and Agreed as of April,   , 2002:


                                        PINNACLE HOLDINGS INC.

                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President



                                        COVERAGE PLUS ANTENNA SYSTEMS, INC.

                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        TOWER SYSTEMS, INC.

                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        RADIO STATION WGLD, INC.

                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        ICB TOWERS, LLC

                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        AIRCOMM OF AVON, LLC

                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        HIGH POINT MANAGEMENT CO., INC.

                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        TOWER TECHNOLOGY CORPORATION OF
                                        JACKSONVILLE, INC.

                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        INTERSTATE TOWER COMMUNICATIONS,
                                        INC.

                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        BROADCAST TOWERS, INC.

                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        PINNACLE TOWERS III INC.

                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        SHAFFER & ASSOCIATES, INC.

                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        PINNACLE ST. LOUIS LLC

                                        By:  Pinnacle Towers Inc., sole member


                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        SIERRA TOWERS, INC.


                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        QTI, INC.


                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        INTRACOASTAL CITY TOWERS, INC.


                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        PINNACLE TOWERS IV INC.


                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        PINNACLE TOWERS V INC.


                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        PINNACLE SAN ANTONIO L.L.C.

                                        By:  Pinnacle Towers Inc., sole member


                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        COASTAL ANTENNAS, INC.


                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        PINNACLE TOWERS LTD.


                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                        PINNACLE TOWERS CANADA INC.


                                        ---------------------------------------
                                        By:  William T. Freeman
                                        Its: Chief Financial Officer and
                                             Vice President

                                   SCHEDULE I
                                EXISTING DEFAULTS

1. Noncompliance as of September 30, 2001 with the financial covenants set forth in Section 8.01 of the Credit Agreement as follows:

                  a)       Leverage Ratio, section 8.01(a);

                  b)       Consolidated Interest Coverage Ratio, section
                           8.01(c); and

                  c)       Consolidated Pro Form Debt Service Coverage Ratio,
                           section 8.01 (d).

2. Noncompliance with the requirement to deliver third quarter consolidating financial statements on November 15, 2001 as required by
         Section 7.01 of the Credit Agreement.

3. Noncompliance as of December 31, 2001 with the financial covenants set forth in Section 8.01 of the Credit Agreement as follows:

                  a)       Leverage Ratio, section 8.01(a);

                  b)       Consolidated Leverage Ratio, section 8.01(b);

                  c)       Consolidated Interest Coverage Ratio, section
                           8.01(c);

                  d)       Consolidated Pro Forma Debt Service Coverage Ratio,
                           section 8.01(d); and

                  e)       Consolidated Fixed Charge Coverage Ratio, section
                           8.01(e).

4. Noncompliance with the requirement to deliver fourth quarter consolidating financial statements by February 14, 2001 as required by
         Section 7.01 of the Credit Agreement.

5.       Noncompliance with certain collateral covenants set forth in Section
         2.16 of the Credit Agreement, including the following:

         a) mortgages/deeds of trust for approximately 59 out of a total of 925 fee owned sites

         b) leasehold mortgages for 7 leasehold sites (out of top 20 leaseholds)

6. Pinnacle Holdings Inc. did not pay the interest due March 15, 202 on its 5 1/2% Convertible Subordinated Notes Due 2007.

                                  Schedule IV
                         Permitted Seller Note Payments

Pinnacle Towers Inc. Seller Promissory Notes
Payable
--------------------------------------------------------------------------

Proforma Principal Payment                             Apr-02       May-02
                                                       ------       ------
1 Rock & Withers
                                                      916.64        924.28
2 Maurer
                                                    1,923.09      1,942.32
4 Lennon
                                                      639.29        646.32
6 HV Towers
                                                    6,510.91      6,565.16
12 Hardin
                                                    4,015.99      4,049.45
14 Stark Communications
                                                  125,000.00
28 Frank Hicks (Atlanta/Hicks)
                                                    6,659.07      6,717.34
30 Azzarelli Development Corporation (Tampa
Azzarelli)                                          5,534.25      5,580.37

33 Woodfin-Hirsch
                                                   24,339.20     24,542.02
34 Johnny & Jacklon Howard (Marianna Land)
                                                      219.81        221.65
37 J & D Trunking-Greenville Rushing Deal
                                                    6,003.85      6,053.88
38 Henry & Jacquelyn Flowers
                                                   13,057.52     13,166.33
40 John H. Abrams and Helen Dale Abrams
                                                    2,210.89      2,229.31
41 H. Stanley Hines
                                                       66.09         66.58
41 H. Stanley Hines, as Trustee
                                                    3,925.40      3,954.84
41 H. Stanley Hines
                                                    6,412.40      6,460.50
46 Donald N. Woodward
                                                   16,702.40     16,841.58
55 Marguerite Atcher
                                                      326.54        329.26
58 S&R Communications Partnership (Flint MI
Rice Acq)                                           2,508.50      2,529.41

59 Cyril E. Vetter
                                                  107,954.47            108,854.10
64 Tower Investments Inc
    (KS Motorola Deal)
                                                    2,239.38              2,258.04
65 Stanley C. & Diana M. Norman
                                                    1,828.14              1,843.37
69 Dorothy Ferguson Combee
                                                      158.86                160.18
                                                  ----------            ----------

                                                  339,152.69            215,936.29
                                                  ==========            ==========

   -------------------------------------------------------------------------------
   Total April and May
    Principal Payments
                                                                        555,088.98
   -------------------------------------------------------------------------------